 QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Avocent Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AVOCENT CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2000

    This Special Meeting of Stockholders of Avocent Corporation, a Delaware corporation (the "Company"), will be held at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama 35805, on Wednesday, December 6, 2000, at 10:00 a.m., local time, for the following purposes:

  1.
  To approve the adoption of the Company's 2000 Stock Option Plan and the reservation of six million (6,000,000) shares of Common Stock for issuance thereunder;

  2.
  To approve the adoption of the Company's 2000 Employee Stock Purchase Plan and the reservation of one million five hundred thousand (1,500,000) shares of Common Stock for issuance thereunder; and

  3.
  To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

    These items of business are described in the attached proxy statement. We encourage you to read the entire document carefully. Only stockholders of record at the close of business on October 11, 2000, are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. A list of such stockholders is kept at the office of the Company's transfer agent, ChaseMellon Shareholder Services LLC. All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

    Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                    By Order of the Board of Directors,

                    Samuel F. Saracino
                    Secretary

Huntsville, Alabama
November 6, 2000

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE
MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS
PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

AVOCENT CORPORATION
4991 Corporate Drive
Huntsville, Alabama 35805

PROXY STATEMENT

Special Meeting of Stockholders
To be held on December 6, 2000

INFORMATION CONCERNING SOLICITATION AND VOTING

Date, Time and Place

    This Proxy Statement is furnished to the stockholders of Avocent Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama 35805 on Wednesday, December 6, 2000, at 10:00 a.m., local time, and any and all postponements or adjournments thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Special Meeting of Stockholders. These proxy solicitation materials were first mailed on or about November 6, 2000, to all stockholders entitled to vote at the Special Meeting.

Purposes of the Special Meeting

    The purposes of the Special Meeting are to (i) approve the adoption of the Company's 2000 Stock Option Plan (the "2000 Plan") and the reservation of six million (6,000,000) shares of Common Stock for issuance thereunder; (ii) to approve the adoption of the Company's 2000 Employee Stock Purchase Plan (the "2000 ESPP") and the reservation of one million five hundred thousand (1,500,000) shares of Common Stock for issuance thereunder; and (iii) to transact such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Corporate Secretary or its transfer agent, ChaseMellon Shareholder Services LLC, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Record Date and Share Ownership

    Stockholders of record at the close of business on October 11, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Special Meeting. At the Record Date, 43,497,394 shares of the Company's Common Stock, and no shares of the Company's Preferred Stock, were issued and outstanding, held of record by approximately 314 stockholders. For information regarding security ownership by principal stockholders and management, see the Section below entitled "Security Ownership by Principal Stockholders and Management."

Voting and Solicitation; Quorum

    Each share held as of the Record Date is entitled to one vote. The transaction of business at the Special Meeting requires the presence, in person or by proxy, of a majority of the holders of the shares of Common Stock issued and outstanding on the Record Date. The affirmative vote of a majority of the shares present, in person or represented by proxy, at the meeting and entitled to vote is required to approve the proposals.

    Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. However, broker non-votes will not be counted for the purpose of determining the number of shares entitled to vote with respect to a proposal on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the shares present and entitled to vote. Abstentions will have the same effect as a vote against the proposals.

    The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials regarding the Special Meeting to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile. The Company has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $10,000 plus reasonable out-of-pocket costs and expenses.

Stockholder Proposals for the Next Annual Meeting

    Any proposal to be presented at the Company's next Annual Meeting of Stockholders must be received at the Company's offices no later than Friday, January 12, 2001 in order to be considered for inclusion in the Company's proxy materials for such meeting. Any such proposals must be submitted in writing, addressed to the attention of the Company's Corporate Secretary at 9911 Willows Road N.E., Redmond, Washington 98052, and must otherwise comply with the Company's Bylaws and the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE
APPROVAL OF THE 2000 STOCK OPTION PLAN

    On September 18, 2000, the Board adopted the 2000 Plan and reserved six million (6,000,000) shares of Common Stock for issuance thereunder. As of October 11, 2000, the Board had approved the grant of 1,780,000 options under the 2000 Plan to the Company's executive officers and directors, subject to stockholder approval of adoption of the 2000 Plan.

    At the Special Meeting, the stockholders are being asked to approve the 2000 Plan and the reservation of shares for issuance thereunder.

Summary of the 2000 Plan

    General.  The purpose of the 2000 Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the 2000 Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

    Administration.  The Plan may generally be administered by the Board or a committee appointed by the Board (as applicable, the "Administrator"). The Board has appointed the Compensation Committee to administer the 2000 Plan.

    Eligibility; Limitations.  Nonstatutory stock options may be granted under the 2000 Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than five hundred thousand (500,000) shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional five hundred thousand (500,000) shares of Common Stock.

    Terms and Conditions of Options.  Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

      a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

      b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four (4) years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2000 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

      c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

      d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 2000 Plan expire on the earlier of (i) the date three (3) months after the optionee's termination or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before expiration of the option.

      e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the 2000 Plan expire on the earlier of (i) twelve (12) months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

      f) Limited Transferability of Options. Unless determined otherwise by the Administrator, options granted under the 2000 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

      g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

    Adjustments Upon Changes in Capitalization.  In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2000 Plan, the number and class of shares of stock subject to any option outstanding under the 2000 Plan, and the exercise price of any such outstanding option or stock purchase right.

    In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise vested and exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

    Repricing.  Repricing of options granted under the 2000 Plan is prohibited.

    Amendment and Termination of the 2000 Plan.  The Board may amend, alter, suspend or terminate the 2000 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2000 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option previously granted under the 2000 Plan without the written consent of the optionee. Unless terminated earlier, the 2000 Plan shall terminate ten (10) years from the date of its approval by the stockholders.

    The foregoing is only a summary of the 2000 Plan. It does not purport to be complete. A complete copy of the 2000 Plan is attached as Appendix A. Stockholders are encouraged to review the 2000 Plan in its entirety.

Federal Income Tax Consequences

    Options granted under the 2000 Plan may be either incentive stock options or non-statutory stock options.

    Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    Nonstatutory Stock Options.  Options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months are currently taxed at a maximum federal rate of 28%. Net capital gains on shares held for more than 18 months are capped at 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    The foregoing is only a summary of the effect of federal income taxation on optionees and the Company with respect to the grant and exercise of options under the 2000 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director, or consultant may reside.

Required Vote

    At the Special Meeting, the stockholders are being asked to approve the adoption of the 2000 Plan and the reservation of shares for issuance thereunder. The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, at the Special Meeting and entitled to vote will be required to approve the proposal.

    The Board of Directors recommends that stockholders vote "FOR" the adoption of the 2000 Plan and the reservation of six million (6,000,000) shares of Common Stock for issuance thereunder.

PROPOSAL TWO
APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

    On September 18, 2000, the Board adopted the 2000 ESPP. In addition, the Board reserved one million five hundred thousand (1,500,000) shares of Common Stock for issuance thereunder. As of October 11, 2000, no shares had been purchased under the 2000 ESPP.

    At the Special Meeting, the stockholders are being asked to approve the 2000 ESPP and the reservation of shares for issuance thereunder.

Summary of the 2000 ESPP

    General.  The purpose of the 2000 ESPP is to provide employees of the Company and its subsidiaries an opportunity to purchase Common Stock of the Company through payroll deductions. The 2000 ESPP, which is intended to qualify under Section 423 of the Code, contains consecutive, overlapping, twenty-four (24) month offering periods. Each offering period includes four (4) six (6) month purchase periods. The offering periods generally start on the first trading day on or after August 1st and February 1st of each year, except for the first such offering period, which commences on the first trading day on or after December 15, 2000, and ends on the first trading day on or after January 31, 2003.

    Administration.  The 2000 ESPP may be administered by the Board or a committee appointed by the Board (as applicable, the "Administrator"). The Board has appointed the Compensation Committee to administer the 2000 ESPP. All questions of interpretation or application of the 2000 ESPP are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding on all participants.

    Eligibility.  Employees are eligible to participate if they are customarily employed by the Company, or any participating subsidiary, for at least 20 hours per week and more than five (5) months in any calendar year. However, any employee who (i) immediately after grant owns stock possessing 5% or more of the total combined voting power or value of all classes of capital stock or (ii) whose rights to purchase stock under the Company's employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock for each calendar year may not be granted an option to purchase stock under the 2000 ESPP. The 2000 ESPP permits participants to purchase Common Stock through payroll deductions of up to 15% of the participant's "compensation." Compensation is defined as the participant's base straight time gross earnings, overtime, shift premiums, commissions, any bonus payments, and any other cash compensation. The maximum number of shares a participant may purchase during a single purchase period is 5,000 shares.

    Participation; Purchase Price.  Amounts deducted and accumulated by the participant are used to purchase shares of Common Stock at the end of each purchase period. The price of stock purchased under the 2000 ESPP is generally 85% of the lower of the fair market value of the common stock (i) at the beginning of the offering period or (ii) at the end of the purchase period. In the event the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants will be withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. The new offering period will use the lower fair market value as of the first date of the new offering period to determine the purchase price for future purchase periods.

    Payment of Purchase Price; Payroll Deductions.  The purchase price of the shares is accumulated by payroll deductions throughout the offering period. The number of shares of Common Stock a participant may purchase in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that offering period by the purchase price; provided, however, that a participant may not purchase more than 5,000 shares for each offering period. During the offering period, a participant may discontinue his or her participation in the 2000 ESPP, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Administrator.

    All payroll deductions made for a participant are credited to the participant's account under the 2000 ESPP, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the 2000 ESPP are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

    Withdrawal.  A participant may terminate his or her participation in the 2000 ESPP at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

    Termination of Employment.  Termination of a participant's employment for any reason, including death, cancels his or her participation in the 2000 ESPP immediately. In such event the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate.

    Adjustments Upon Changes in Capitalization.  In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the 2000 ESPP. In the event of liquidation or dissolution of the Company, the offering periods then in progress will terminate immediately prior to the consummation of such event unless otherwise provided by the Board. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the 2000 ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

    Limited Transferability of Rights.  Rights granted under the 2000 ESPP are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the 2000 ESPP.

    Amendment and Termination.  The Board may at any time and for any reason amend or terminate the 2000 ESPP, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant. Stockholder approval for amendments to the 2000 ESPP shall be obtained in such a manner and to such a degree as required to comply with all applicable laws or regulations. The 2000 ESPP will continue in effect for a term of ten (10) years, unless terminated earlier by the Board in accordance with the 2000 ESPP.

    The foregoing is only a summary of the 2000 ESPP. It does not purport to be complete. A complete copy of the 2000 ESPP is attached as Appendix B. Stockholders are encouraged to review the 2000 ESPP in its entirety.

Federal Income Tax Consequences

    The 2000 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2000 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

    The foregoing is only a summary of the effect of federal income taxation on participants in the 2000 ESPP and the Company with respect to the shares purchased under the 2000 ESPP. It does not purport to be complete and does not discuss the tax consequences of the participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant resides.

Required Vote

    At the Special Meeting, the stockholders are being asked to approve the adoption of the 2000 ESPP. The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, at the Special Meeting and entitled to vote will be required to approve the proposal.

    The Board recommends that stockholders vote "FOR" the adoption of the 2000 ESPP and the reservation of one million five hundred thousand (1,500,000) shares of Common Stock for issuance thereunder.

COMPENSATION OF EXECUTIVE OFFICERS

    The following table shows (i) the compensation earned by the Company's Chief Executive Officer during the last completed fiscal year; (ii) the compensation earned by the four other most highly compensated individuals who served as executive officers of the Company during the last completed fiscal year; and (iii) the compensation received by each such individual for the Company's two preceding fiscal years.

    On July 1, 2000, the stockholders of Cybex Computer Products Corporation ("Cybex") and Apex Inc. ("Apex") approved a merger, resulting in the Company's formation (the "Merger"). In the Merger, holders of Apex's common stock received 1.0905 shares of the Company's Common Stock for each share they owned, and holders of Cybex's Common Stock received one share of the Company's Common Stock for each share they owned. For ease of comparison, in the following table, and wherever applicable throughout this proxy statement, the number and price of shares have been converted to reflect the exchange ratio resulting from the Merger.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name & Principal Position	Year(1)	Salary	Bonus(2)	Number of Securities Underlying Options(3)	Other Compensation(4)
Stephen F. Thornton Chief Executive Officer	1999 1998 1997	$250,000 185,015 165,150	$317,650 51,953 89,800	45,000 67,500 50,625	6,773 6,303 5,055
Doyle C. Weeks Executive Vice President, Group Operations and Business Development	1999 1998 1997	175,000 135,857 115,150	222,400 38,521 97,588	37,500 68,593 33,750	6,470 3,604 3,826
Gary R. Johnson Senior Vice President, Sales and Marketing	1999 1998 1997	136,000 112,008 100,150	159,270 52,097 75,890	15,000 84,375 —	3,922 3,640 2,214
C. David Perry Vice President, OEM Sales	1999 1998	180,000 20,769	222,304 —	81,787 327,150	73,146 —
Douglas E. Pritchett Senior Vice President, Finance	1999 1998	150,000 69,058	190,650 24,712	22,500 56,250	4,947 1,225

(1)
Messrs. Thornton, Weeks, Johnson, and Pritchett were previously executive officers of Cybex and became executive officers of the Company. Similarly, Mr. Perry was previously an executive officer of Apex and became an executive officer of the Company. Mr. Thornton, who was previously Chairman, Chief Executive Officer and President of Cybex, became Chairman, Chief Executive Officer and President of the Company. Mr. Weeks, who was previously Executive Vice President for Group Operations and Business Development of Cybex, became Executive Vice President of Group Operations and Business Development of the Company. Mr. Johnson, who was previously Senior Vice President for Sales and Marketing of Cybex, became Senior Vice President of Sales and Marketing of the Company. Mr. Perry, who was previously Vice President of Worldwide Sales of Apex, became Vice President of OEM Sales of the Company. Mr. Pritchett, who was previously Senior Vice President for Finance, Chief Financial Officer, Treasurer and Assistant Secretary of Cybex, became Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary of the Company. Cybex's fiscal year ended on March 31, while Apex's ended on December 31. As a result, the compensation outlined in this table for Messrs. Thornton, Weeks, Johnson and Pritchett is based on

  Cybex's fiscal years ended March 31, 1998, 1999 and 2000. For Mr. Perry, the compensation is based on Apex's fiscal years ended December 31, 1997, 1998 and 1999. Mr. Perry joined Apex in November 1998, so he did not receive any compensation from Apex in 1997. Similarly, Mr. Pritchett joined Cybex in September 1998, so he did not receive any compensation from Cybex in 1997.

(2)
The amounts listed in this column include bonuses earned in the indicated year and paid in the subsequent year. The amounts exclude bonuses paid in the indicated year but earned in a prior year.
(3)
The amounts listed in this column with respect to Messrs. Thornton, Weeks, Johnson, and Pritchett represent the number of securities underlying options after taking into account the 3-for-2 stock splits effected by Cybex before the Merger on April 28, 1998, December 15, 1998, and February 18, 2000, as 50% stock dividends. The amounts listed in this column with respect to Mr. Perry represent the number of securities underlying options after taking into account the 1.0905 exchange ratio resulting from the Merger and the 3-for-2 stock split effected by Apex before the Merger on March 4, 1999, as a 50% stock dividend.
(4)
The amounts listed in this column are itemized as follows:

  In Cybex's fiscal year ended March 31, 2000, Mr. Thornton received $2,889 in employer contributions to Cybex's 401(k) Retirement Plan, $3,340 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1999, he received $2,723 in contributions to the 401(k) plan, $3,036 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1998, he received $1,843 in contributions to the 401(k) plan, $2,638 in payment of life insurance premiums, and $574 in payment of disability insurance premiums.

  In Cybex's fiscal year ended March 31, 2000, Mr. Weeks received $5,242 in employer contributions to Cybex's 401(k) Retirement Plan, $684 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1999, he received $2,422 in contributions to the 401(k) plan, $638 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1998, he received $2,728 in contributions to the 401(k) plan, $524 in payment of life insurance premiums, and $574 in payment of disability insurance premiums.

  In Cybex's fiscal year ended March 31, 2000, Mr. Johnson received $2,758 in employer contributions to Cybex's 401(k) Retirement Plan, $620 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1999, he received $2,585 in contributions to the 401(k) plan, $511 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1998, he received $1,184 in contributions to the 401(k) plan, $456 in payment of life insurance premiums, and $574 in payment of disability insurance premiums.

  In Apex's fiscal year ended December 31, 1999, Mr. Perry received $4,500 in employer contributions to Apex's 401(k) Retirement Plan and $68,646 in reimbursement for moving expenses. Mr. Perry joined Apex in November 1998. Consequently, he did not receive any compensation other than salary and options in Apex's fiscal year ended December 31, 1998.

  In Cybex's fiscal year ended March 31, 2000, Mr. Pritchett received $3,719 in employer contributions to Cybex's 401(k) Retirement Plan, $684 in payment of life insurance premiums, and $544 in payment of disability insurance premiums. In Cybex's fiscal year ended March 31, 1999, he received $935 in contributions to the 401(k) plan, $154 in payment of life insurance premiums, and $136 in payment of disability insurance premiums. Mr. Pritchett joined Cybex in September 1998. Consequently, in Cybex's fiscal year ended March 31, 1998, he did not receive contributions to the 401(k) plan, payments of life insurance premiums, or payments of disability insurance premiums.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information with respect to stock options granted to the executive officers named in the Summary Compensation Table in the last completed fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants(2)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(3)
Name(1)	Number of Securities Underlying Options Granted(4)	Percent of Total Options Granted To Employees in Fiscal Year (%)(5)	Exercise Price ($/sh)(6)	Expiration Date	5%	10%
Stephen F. Thornton	45,000	6.58	$12.00	4/23/09	$339,603	$860,621
Doyle C. Weeks	37,500	5.48	12.00	4/23/09	283,003	717,184
Gary R. Johnson	15,000	2.19	12.00	4/23/09	113,201	286,874
C. David Perry	81,787	10.6	10.60	3/12/09	545,370	1,382,074
Douglas E. Pritchett	22,500	3.29	12.00	4/23/09	169,802	430,310

(1)
Messrs. Thornton, Weeks, Johnson, and Pritchett were previously executive officers of Cybex. After the Merger, they became executive officers of the Company. Mr. Perry was previously an executive officer of Apex. After the Merger, he became an executive officer of the Company. The information provided in this table is based on information pertaining to Cybex and the options it granted before the Merger in its fiscal year ended March 31, 2000, and on information pertaining to Apex and the options it granted before the Merger in its fiscal year ended December 31, 1999.
(2)
No stock appreciation rights were granted to executive officers by Cybex or Apex in their last completed fiscal years.
(3)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
(4)
With respect to Messrs. Thornton, Weeks, Johnson and Pritchett, the amounts listed in this column represent the number of securities underlying options after taking into account the 3-for-2 stock splits effected by Cybex on April 28, 1998, December 15, 1998, and February 18, 2000, as 50% stock dividends. With respect to Mr. Perry, the amount listed represents the number of securities underlying options granted taking into account the 1.0905 exchange ratio resulting from the Merger and the 3-for-2 stock split effected by Apex before the Merger on March 4, 1999, as a 50% stock dividend.
(5)
Cybex granted stock options to purchase 683,749 shares to employees in its fiscal year ended March 31, 2000. Apex granted stock options to purchase 769,347 shares to employees in its fiscal year ended December 31, 1999, taking into account the 1.0905 exchange ratio resulting from the Merger.

(6)
The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth information with respect to stock options exercised by the executive officers named in the Summary Compensation Table during the last completed fiscal year. In addition, the table sets forth the number of shares covered by stock options as of the last completed fiscal year, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the last completed fiscal year.

Name(1)	Number of Shares Acquired on Exercise	Value Realized(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable(3)	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/Unexercisable(4)
Stephen F. Thornton	—	$—	80,277 / 104,625	$2,236,259 / 3,154,739
Doyle C. Weeks	36,562	975,076	34,725 / 123,499	1,007,950 / 3,591,362
Gary R. Johnson	50,625	1,194,845	20,625 / 129,375	646,015 / 3,852,732
C. David Perry	—	—	81,787 / 327,150	1,162,500 / 5,039,063
Douglas E. Pritchett	—	—	16,875 / 61,875	466,172 / 1,720,547

(1)
Messrs. Thornton, Weeks, Johnson and Pritchett were previously executive officers of Cybex. After the Merger, they became executive officers of the Company. Mr. Perry was previously an executive officer of Apex. After the Merger, he became an executive officer of the Company. The information provided in this table is based on information pertaining to Cybex and the options its executive officers exercised in Cybex's fiscal year ended March 31, 2000, and on information pertaining to Apex and the options its executive officers exercised in Apex's fiscal year ended December 31, 1999.

(2)
The amounts listed in this column are calculated based on the closing price of the shares as reported on the NASDAQ Stock Market on the date of exercise, minus the exercise price of the option and do not necessarily indicate that the optionee sold such stock. With respect to Mr. Weeks, the price of Cybex's Common Stock on January 10, 2000, the date he exercised his options, was $29.00. The exercise price of the options Mr. Weeks exercised was as follows: (i) 23,062 shares at approximately $0.79 per share; (ii) 6,750 shares at approximately $4.89 per share; and (iii) 6,750 shares at approximately $5.04 per share. With respect to Mr. Johnson, the price of Cybex's Common Stock on May 25, 1999, January 18, 2000 and March 18, 2000, the dates he exercised his options, was approximately $15.08, $30.38 and $43.13, respectively. The exercise price of the options Mr. Johnson exercised was as follows: (i) 16,875 shares at $4.15 per share; (ii) 16,875 shares at $9.48 per share; and (iii) another 16,875 shares at $4.15 per share.

(3)
With respect to Mr. Perry, the amounts listed in this column represent the number of securities underlying unexercised options taking into account the 1.0905 exchange ratio resulting from the Merger.

(4)
The amounts listed in this column are calculated based on the closing price of the shares on the NASDAQ Stock Market at the end of the last completed fiscal year, less the exercise price of the options. With respect to Cybex's Common Stock, the closing price on March 31, 2000, the end of Cybex's fiscal year, was $37.63. With respect to Apex's Common Stock, the closing price on December 31, 1999, the end of Apex's fiscal year, was $29.57, taking into account the 1.0905 exchange ratio resulting from the Merger.

COMPENSATION OF DIRECTORS

    During Apex's fiscal year ended December 31, 1999, Directors Edwin L. Harper and William McAleer, who were then directors of Apex, each received $12,750 for service as a director. Each individual who was a director of Apex in October 1999 was also granted options at that time to purchase 13,086 shares of Apex's Common Stock at $13.70 per share. These options were to vest monthly over a one-year period after the expiration of the vesting period for currently outstanding options.

    During Cybex's fiscal year ended March 31, 2000, Director John R. Cooper, who was then a director of Cybex, received $10,000 for his service as a director. In April 1999, Mr. Cooper was also granted options to purchase 3,750 shares of Cybex's Common Stock at $12.00 per share and in January 2000 was granted options to purchase another 3,750 shares at $30.38 per share, taking into account a 3-for-2 stock split effected by Cybex on February 18, 2000. Mr. Cooper's options vested immediately on the date of grant.

    The Company reimburses each member of the Board for out-of-pocket expenses incurred in connection with attending board meetings. No member of the Board currently receives any additional cash compensation for serving as a member of the Board, although the Company anticipates paying outside, non-executive directors an annual cash fee of $19,000 for their service on the Board. The Board has discretion to grant options to directors under the Company's option plans.

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

    The Company has entered into amended and restated employment agreements with certain of its executive officers, including those executive officers of the Company named in the Summary Compensation Table. Under each agreement, the employee receives an annual base salary, subject to annual increases at the discretion of the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") not less than the annual cost of living increase percentage, and is entitled to receive an annual bonus at the discretion of the Compensation Committee based on the executive officer's and the Company's performance and to participate in stock option plans and all other benefit programs generally available to executive officers of the Company.

    Under the terms of the employment agreements, the Company's executive officers have also agreed that during the term of their employment and for a term of twelve (12) months thereafter, they will not compete against the Company, without the prior written consent of the Company, by engaging in any capacity in any business activity in the United States, Canada or Europe that is substantially similar to or in direct competition with the business of the Company, except that Stephen F. Thornton, the Company's Chief Executive Officer, has agreed not to compete against the Company during the term of his employment and for a term of thirty-six (36) months thereafter in exchange for a $400,000 cash payment.

    Under the terms of the employment agreements, the Company may terminate an executive officer's employment for "cause," which includes termination by reason of acts of (i) willful dishonesty, fraud, or deliberate injury or attempted injury to the Company or (ii) the executive officer's willful material breach of the employment agreement that has resulted in material injury to the Company, in which event, the executive shall receive accrued salary, earned bonus and other benefits through the date of termination but not including severance compensation. If a participating executive officer is terminated by the Company without cause, he is entitled to receive his accrued salary, earned bonus and other benefits through the date of termination, including severance compensation.

    Severance compensation is generally equal to the executive officer's base salary at the rate payable at the time of termination for a period of twelve (12) months following the date of termination and an amount equal to the executive officer's average annual bonus during the two years immediately preceding his termination. However, Mr. Thornton is entitled to his base salary for a period of twenty-four (24) months after the date of termination, and Doyle C. Weeks is entitled to his base salary for a period of eighteen (18) months after the date of termination. At the executive officer's election, he or she may receive a lump sum severance amount equal to the present value of such severance payments (using a discount rate equal to the 90-day Treasury bill interest rate in effect on the date of delivery of such election notice). Severance compensation also entitles executive officers, upon termination without cause, to accelerate vesting of any award granted under the Company's, Apex's or Cybex's stock option plans and continuation of medical plan benefits for a period of twelve (12) months after the date of termination.

    If a "change-in-control" occurs and the executive officer terminates his or her employment within six (6) months or the Company terminates his or her employment within eighteen (18) months, the executive officer is immediately entitled to receive accrued salary, earned bonus and other benefits through the date of termination, including the severance compensation described above. Executive officers of the company are not entitled to severance compensation for voluntary termination or termination by reason of the executive officer's death or disability.

    Under the terms of the employment agreements, the Company agrees to indemnify each executive officer for certain liabilities arising from actions taken by the executive officer within the scope of his employment.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company was formed July 1, 2000, from the merger of Cybex and Apex. The following is a report of the Company's Compensation Committee. The first two sections below disclose the compensation policies applicable to Cybex's and Apex's executive officers during each company's last completed fiscal year, which for Cybex ended March 31, 2000, and for Apex ended December 31, 1999. The third section below discusses the compensation policies that will apply prospectively to the Company's executive officers. The Company's Compensation Committee is composed of Directors Edwin L. Harper, Chairman, John R. Cooper, and William McAleer. Cybex's compensation committee during its last completed fiscal year was composed of Mr. Cooper, who is a former director of Cybex, and another former Cybex director, David S. Butler. Apex's compensation committee during its last completed fiscal year was composed of Mr. Harper and Mr. McAleer, who are both former directors of Apex.

Report on Executive Compensation for Cybex

    Introduction.  This report discloses the compensation policies and the basis for the compensation paid to Cybex's executive officers and to Stephen F. Thornton, the former President, Chief Executive Officer and Chairman of the Board of Cybex, during Cybex's fiscal year ended March 31, 2000.

    Cybex's policy with respect to executive compensation was designed to (i) adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to the company, (ii) reward executive officers for the achievement of short-term operating goals and for the enhancement of the long-term shareholder value of the company; and (iii) align the interest of executive officers with those of the company's stockholders with respect to short-term operating results and long-term increases in the price of Cybex's Common Stock.

    The components of compensation paid to executive officers consisted of (i) base salary, (ii) incentive compensation in the form of an annual bonus, (iii) long-term incentive compensation in the form of options awarded by Cybex under its 1995 Employee Stock Option Plan, (iv) long-term incentive compensation in the form of options or shares of restricted stock awarded by Cybex under its 1998 Employee Stock Incentive Plan, (v) amounts paid on behalf of executives under Cybex's 401(k) Plan and (vi) certain other benefits provided to executive officers.

    Cybex's compensation committee established the general compensation policy for the company and had the responsibility for approving cash compensation and increases in compensation paid to executive officers of the company. Cybex's compensation committee also administered the company's 1995 Employee Stock Option Plan and its 1998 Employee Stock Incentive Plan (collectively, the "Incentive

Plans"). Cybex's compensation committee selected the individuals who would receive awards under the Incentive Plans and determined the timing, pricing and amounts of options or shares of restricted stock granted under the Incentive Plans, each in accordance with the terms of the respective plan. Cybex's compensation committee consisted of three non-employee directors of the company. Cybex's Board of Directors was responsible for determining annual contributions by Cybex under the company's 401(k) Plan.

    Cybex's executive compensation program historically emphasized the use of incentive based compensation to reward members of senior management for the achievement of short-term operating goals and for increasing the long-term stockholder value of Cybex. Annual bonus payments were discretionary and were related primarily to the operating performance of Cybex, in general, and the executive, in particular. Cybex believed that its compensation policies rewarded management when the company and its stockholders had benefited from short-term operating results and long-term increases in the price of Cybex's Common Stock.

    Executive officers of Cybex were rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance were evaluated by reviewing the extent to which strategic and business plan goals were met, including such factors as profitability, performance relative to competitors, timely product enhancements, new product introductions and new product acquisitions. Individual performance is evaluated by reviewing organizational and management development progress against set objectives and the degree to which teamwork and Company values are fostered.

    Compensation Vehicles.  Cybex had a long and successful history of using a simple total compensation program that consisted of cash-based and equity-based compensation. Having a compensation program that allowed Cybex to successfully attract and retain key employees permitted it to provide useful products and services to customers, enhance stockholder value, motivate technological innovation, foster teamwork, and adequately reward employees.

    Base Salary.  Each year, Cybex's compensation committee reviewed and approved the base salaries paid by Cybex to its executive officers. Cybex's Chief Executive Officer and its four other most highly compensated executive officers each executed employment agreements with the company. These employment agreements provided for a base salary for each executive officer. At the meeting of Cybex's compensation committee on May 2, 2000, it reviewed base salaries of executive officers and the performance of the executive officers and Cybex against the targets and expectations set for the year. The committee approved increases in the base salaries of all executive officers of the company for Cybex's fiscal year that would have ended March 31, 2001, in amounts that the committee believed would provide base salaries commensurate with executive officers performing comparable services for comparable companies based on the results achieved in Cybex's fiscal year ended March 31, 2000. Cybex's compensation committee believed that base salaries earned by its executive officers had historically been reasonable in relation to Cybex's performance.

    Annual Bonus.  The compensation plan for Cybex's executive officers contemplated consideration of discretionary annual bonuses. The annual bonus was designed to reward the achievement of short-term operating goals and long-term increases in stockholder value. Cybex's compensation committee adopted a bonus program for senior executive officers of the company designed to award bonuses to the senior executives based upon the achievement of certain financial goals. The bonus program was divided into two elements. The first element was based on the achievement of certain sales and net income goals. In particular, the bonus program awarded a 10% bonus if a specific revenue target was achieved and an additional 10% bonus if a specific earnings per share target was achieved, excluding mergers, acquisitions and reorganizations during the fiscal year. Both of these targets were achieved in Cybex's fiscal year ended March 31, 2000.

    The second element was determined by comparing the closing stock price of Cybex on the last day of the prior year to the highest sustained closing price during the year (determined by selecting the highest closing price which was equaled or exceeded for twenty consecutive trading days during the fiscal year). The change in stock price was measured by selecting the highest of the lowest reported closing prices for Cybex's Common Stock for each twenty day trading period during the fiscal year. A cash bonus equal to two percent (2%) of base salary was paid to each executive officer of the Company for each five percent (5%) increase in the market price of Cybex's Common Stock at March 31 of the current fiscal year, as compared to the market price of the Common Stock at March 31 of the prior fiscal year. Similarly, a reduction in the market price of the Common Stock reduced the bonus under the first element by an amount equal to two percent (2%) of base salary for each five percent (5%) decrease in the market price of Cybex's Common Stock. Under this formula, the price of Cybex's Common Stock appreciated 230.31% from March 31, 1999 to March 31, 2000. Cybex's compensation committee contemplated that this portion of the bonus for its fiscal year that would have ended March 31, 2001 would be calculated by comparing the highest sustained closing price during its fiscal year ended March 31, 2000 to the highest sustained closing price during its fiscal year that would have ended March 31, 2001.

    If the total bonus earned in the fiscal year via the two elements described was less than 30%, the executive officers would earn additional bonuses up to a maximum total bonus of 30% if Cybex's earnings per share ("EPS") exceeded the specific earnings per share target. For each 1% that actual EPS exceeded targeted EPS, an additional 2% bonus was earned.

    On May 2, 2000, Cybex's compensation committee authorized the payment of bonuses to its executive officers and staff employees based upon their respective performance and contribution toward the attainment of the goals of its fiscal year ended March 31, 2000. During Cybex's last completed fiscal year, its goals were to increase net sales and net income, introduce new products, introduce enhancements to existing products, expand the company's customer base, expand its manufacturing, marketing and distribution facilities in Europe, increase international sales, and increase the coverage of the company by analysts. Substantially all of its goals for its last completed fiscal year were achieved, including the specific revenue and earnings per share targets. Cybex's compensation committee evaluated the performance of each executive officer and concluded that the successful performance of the company during its last completed fiscal year was due largely to the efforts of all of the executive officers. The amount of the bonuses for the executive officers was based on the achievement of the financial goals by Cybex in its last completed fiscal year as set out in the bonus program, and bonuses for other employees were based on a subjective assessment of the performance of Cybex during its last completed fiscal year and the individual performance of such employees as compared with Cybex's and the employee's goals for the year.

    Because both targets set under the first element of the executive bonus plan were achieved, Cybex's compensation committee approved a 20% bonus to its Chief Executive Officer and the other four most highly compensated executive officers under the first element of the plan. The increase in the price of Cybex's Common Stock during its fiscal year ended March 31, 2000 resulted in a bonus for these executive officers under the second element of the plan of 92%. Therefore, the total bonus percentage for all elements under the plan was 112% for Cybex's last completed fiscal year. Cybex's compensation committee approved the payment of bonuses to all of these executive officers.

    In addition, Cybex's compensation committee established a bonus goal for certain executive officers of 5% for each qualified analyst that began to follow the company. The definition of who constituted a qualified analyst was made by the committee. Based on the results achieved during Cybex's fiscal year ended March 31, 2000, its compensation committee awarded additional bonuses of 15% of base salary to each of Stephen F. Thornton, Doyle C. Weeks and Douglas E. Pritchett and 5% of base salary to Gary R. Johnson.

    Incentive Compensation.  The purpose of Cybex's Incentive Plans was to provide additional incentives to employees to work to maximize shareholder value. Cybex also recognized that a stock incentive program was a necessary element of a competitive compensation package for its employees. The plan utilized vesting periods to encourage key employees to continue in the employ of Cybex and thereby acted as a retention device for key employees. Cybex believed that the program encouraged employees to maintain a long-term perspective. Cybex granted stock options annually to a broad-based group of the total employee population. For Cybex's fiscal year ended March 31, 2000, it granted options to purchase 240,000 shares of its Common Stock to certain key employees, of which options to purchase shares were granted to its then Chief Executive Officer and other four most highly compensated executive officers during its last completed fiscal year as follows: (i) 45,000 to Stephen F. Thornton; (ii) 37,500 to Doyle C. Weeks; (iii) 22,500 to Douglas C. Pritchett; (iv) 15,000 to Remigius Shatas; and (v) 15,000 to Gary R. Johnson.

    In determining the size of an option award for an executive officer, Cybex's compensation committee's primary considerations were the "grant value" of the award and the performance of the officer measured against the same performance criteria described above under "Introduction" which is used to determine salary. In addition to considering the grant value and the officer's performance, Cybex's compensation committee also considered the number of outstanding unvested options which the officer held and the size of previous option awards to that officer. Cybex did not assign specific weights to these items. Options to purchase shares of Cybex's Common Stock were generally at the fair market value of such shares as reported by the NASDAQ Stock Market on the date of grant. Under the terms of the Incentive Plans, Cybex's compensation committee had sole authority, within the terms of the Incentive Plans, to select the employees who would be granted options under the Incentive Plans and to determine the timing, pricing and amount of options awarded. Cybex's compensation committee had adopted guidelines with respect to the granting of options under the plan to employees upon their promotion to important managerial or supervisory classifications. These guidelines, which were developed over a number of years, were designed to reward employees upon promotion to important positions and to provide such employees with the opportunity to share in increases in the long-term shareholder value of Cybex in amounts that were consistent with their managerial responsibilities. Cybex's compensation committee believed that stock options granted under the Incentive Plans rewarded executive officers only to the extent that stockholders had benefited from increases in the value of the Cybex's Common Stock.

    Compensation of the Chief Executive Officer.  Mr. Thornton was President and Chief Executive Officer of Cybex from 1984 to the date of the Merger and Chairman of Cybex's Board of Directors from 1987 to the date of the Merger. Cybex's compensation committee used the same compensation policy described above for all employees to determine Mr. Thornton's compensation during Cybex's last completed fiscal year. In setting Mr. Thornton's compensation, the committee made an overall assessment of Mr. Thornton's leadership in achieving Cybex's long-term strategic and business goals. Mr. Thornton's base salary reflects a consideration of both the Cybex's performance and Mr. Thornton's individual performance. Cybex does not assign specific weights to these categories.

    In May 2000, Cybex's compensation committee increased Mr. Thornton's base salary from $250,000 to $275,000 and approved a bonus to Mr. Thornton of $317,650 for Cybex's fiscal year ended March 31, 2000, which was approximately 127% of base salary and in accordance with Cybex's bonus program for senior executive officers adopted by Cybex's compensation committee.

Report on Executive Compensation for Apex

    Introduction.  This report discloses the compensation policies and the basis for the compensation paid to Apex's executive officers and to Kevin J. Hafer, the former President, Chief Executive Officer and Chairman of the Board of Apex, during Apex's last completed fiscal year ended December 31, 1999. The compensation committee of Apex's Board of Directors, which was composed of two non-employee directors, reviewed and approved individual executive officer salaries, incentive performance goals, and stock option grants. It also reviewed guidelines for compensation, bonus, and stock option grants for non-officer employees.

    Apex's compensation committee's overall compensation philosophy was to provide competitive levels of total compensation that would enable Apex to attract, motivate, reward, and retain qualified employees. The committee believed that compensation should promote continued performance of corporate and personal goals and that any long-term incentive should be aligned with the interest of Apex's stockholders. Apex's executive compensation policies were designed to provide competitive levels of compensation to motivate officers to achieve Apex's business objectives and to reward these officers based on their achievements. The executive compensation program primarily consisted of the following: (i) base salary; (ii) incentive compensation in the form of an annual bonus; and (iii) stock options awarded under Apex's Employee Stock Plan.

    Compensation for Apex's executive officers (including its Chief Executive Officer and its four other most highly compensated executive officers) consisted of the following components:

    Base Salary.  In setting compensation levels for executive officers, Apex's compensation committee reviewed several salary surveys detailing information relating to competitive compensation levels at other technology companies in the Pacific Northwest and, to a lesser extent, in California. The committee examined recommendations by management in the light of this reported information. Officer base compensation may have varied based on tenure with Apex, experience, assessment of individual performance, duties and responsibilities, and other factors of importance to Apex's success.

    Incentive Bonuses.  Apex's incentive bonus program provided a variable compensation opportunity for Apex's executive officers. Bonus payments were discretionary and based on a combination of Apex's financial performance and individual officer performance relative to achievement of Apex's pre-established specified management and strategic objectives. Target bonuses for executive officers ranged up to seventy-five percent of the base salary of the individual executive officer.

    Stock Options.  Apex's compensation committee believed that stock ownership provided significant incentive to employees by providing an opportunity to receive additional compensation by increasing stockholder value. This compensation element aligned the interests of employees with those of the stockholders. The long-term incentive was realized through the granting of stock options to employees and eligible executive officers. Stock options had value for the employee only if the price of Apex's stock increased above the exercise price, which was typically set at the fair market value of Apex's Common Stock on the date the stock option was granted. The number of shares awarded with each stock option grant was based on the employee's current and anticipated future performance and ability to promote achievement of strategic corporate goals and anticipated future performance. Apex's compensation committee reviewed the stock option holdings of its Chief Executive Officer and its four other most highly compensated executive officers annually to determine whether additional grants were appropriate. Initial stock options granted generally vested over a four-year period commencing one year after the option grant, and subsequent grants were generally exercisable at the end of the initial vesting period, thus providing an incentive to remain employed with Apex.

    Other.  In addition to the compensation paid to Apex's Chief Executive Officer and its four other most highly compensated executive directors, Apex's other executive officers and all other participating regular employees were eligible to receive an annual matching contribution up to a specified percentage (which was determined annually by Apex's Board of Directors) of their eligible compensation under Apex's 401(k) Plan. For Apex's fiscal year ended December 31, 1999, it matched 100% of an employee's or officer's elective contribution up to 5% of eligible compensation. Executive officers, subject to plan provisions, and all other regular employees were also eligible to participate in Apex's Employee Stock Purchase Plan (which qualified as a non-compensatory plan under Section 423 of the Internal Revenue Code).

    Compensation of the Chief Executive Officer.  Apex's compensation committee annually reviewed and approved the compensation of Mr. Hafer. In setting the compensation level for Mr. Hafer, the committee reviewed competitive information reflecting compensation practices for technology companies and examined Mr. Hafer's performance relative to Apex's financial performance and his specific strategic objectives and goals. We also considered Mr. Hafer's achievements against the same pre-established objectives and determined whether his base salary, bonus and total compensation approximated the competitive range of compensation for chief executive officer positions in the technology industry. In establishing Mr. Hafer's compensation in Apex's fiscal year ended December 31, 1999, its compensation committee reviewed Mr. Hafer's experience and past performance and compared them with chief executive officers of other companies.

Report on Executive Compensation for the Company

    Introduction.  The Company's Compensation Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board concerning the granting of options under the 2000 Plan. Stephen F. Thornton, the Company's President, Chief Executive Officer and Chairman of the Board, will participate in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants, except that he will be excluded from discussions regarding his own salary and incentive compensation.

    General Compensation Policy.  Under the supervision of the Board, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Board to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) annual base salary; (ii) annual bonus based on the achievement of certain performance goals established for the executive officer and the Company; and (iii) stock-based benefit plans that are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

    The summary below describes in more detail the factors that the Board considers in establishing each of the three primary components of the compensation package provided to the executive officers.

    Base Salary.  The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

    Bonuses.  Bonuses are awarded on a discretionary basis to executive officers based on their success in achieving certain individual goals and the Company's success in achieving specific financial goals, including revenue growth and earnings growth.

    Stock-Based Benefit Plans.  The Company utilizes its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards by the Board take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position with the Company and his or her existing holdings of unvested options. However, the Board is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

    Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

    Compensation of the Chief Executive Officer.  Mr. Thornton has served as the Company's Chief Executive Officer since July 1, 2000, when the Company was formed by the Merger. Before the Merger, Mr. Thornton was the Chief Executive Officer of Cybex. For disclosure of Mr. Thornton's compensation during Cybex's last completed fiscal year, see the section above entitled "Report on Executive Compensation for Cybex."

    Deductibility of Executive Compensation.  The Compensation Committee has considered the impact of Section 162(m) of the Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Compensation Committee believes that options granted under the 2000 Plan to such officers and shares purchased under the 2000 ESPP by such officers will meet the requirements for qualifying as performance-based, the Compensation Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

                      COMPENSATION COMMITTEE
                      Edwin L. Harper, Chairman
                      John R. Cooper
                      William McAleer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return data for the Company's stock to the cumulative return of (i) the NASDAQ US Index and (ii) the NASDAQ Computer Index for the period beginning July 3, 2000, the date the Company's stock was first traded, and ending on September 29, 2000, the most recent date for which data is available. The graph assumes that $100 was invested on July 3, 2000. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $44.25, the price to which such stock was first offered to the public by the Company, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Date	Avocent Corp.	NASDAQ US Index	NASDAQ Computer Index
07/03/00	100	100	100
07/31/00	100.88	94.02	100.30
08/31/00	109.89	111.82	114.30
09/29/00	124.58	87.04	101.64

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The table below indicates the number of shares of the Company's Common Stock beneficially owned as of October 11, 2000 by: (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the Company's outstanding stock; (ii) each of the executive officers listed in the Summary Compensation Table; (iii) each of the Company's directors; and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting powers with respect to the shares shown as beneficially owned, subject to community property laws where applicable. Ownership information is based upon information furnished by the respective individuals.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Alliance Capital Management L.P.(2) 1290 Avenue of the Americas New York, NY 10104	2,670,816	6.1%
J. & W. Seligman & Co., Inc.(3) 100 Park Avenue, Eighth Floor New York, NY 10006	2,625,091	6.0%
Stephen F. Thornton(4)	1,109,360	2.5%
Doyle C. Weeks(5)	58,069	*
Barry L. Harmon(6)	204,467	*
Gary R. Johnson(7)	94,375	*
C. David Perry(8)	120,771	*
Douglas E. Pritchett(9)	43,575	*
John R. Cooper(10)	14,625	*
Edwin L. Harper(11)	43,980	*
William McAleer(12)	32,714	*
All executive officers and directors as a group (14 persons)(13)	2,083,980	4.7%

*
Less than one percent.

(1)
Unless otherwise indicated, each person or entity named below has an address in care of the Company's principal executive offices located at 4991 Corporate Drive, Huntsville, Alabama 35805. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of October 11, 2000 are deemed outstanding for the purpose of computing the percentage ownership of the person or entity holding the options but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or entity. The numbers reflected in the percentage ownership columns are based on 43,497,394 shares of the Company's Common Stock outstanding.

(2)
As of July 31, 2000, based on Schedule 13G filed with the Securities and Exchange Commission.

(3)
As of September 30, 2000, based on Schedule 13F filed with the Securities and Exchange Commission.

(4)
Includes (i) 554,944 shares owned directly by Mr. Thornton; (ii) 201,139 shares owned by his spouse; (iii) 239,250 shares held by the Thornton Family Limited Partnership, of which Mr. Thornton is a general partner and as to which he may be deemed to share voting and investment power; and

  (iv) 114,027 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(5)
Includes 54,688 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(6)
Includes 204,467 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(7)
Includes 41,250 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(8)
Includes 97,080 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(9)
Includes (i) 2,700 shares owned directly by Mr. Pritchett; (ii) 150 shares held by his minor child; (iii) 6,975 shares held by him in his Individual Retirement Account; and (iv) 33,750 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(10)
Includes (i) 1,500 shares held by Mr. Cooper in his Individual Retirement Account; and (ii) 13,125 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(11)
Includes 24,351 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(12)
Includes 32,714 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000.

(13)
Includes (i) 931,718 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of October 11, 2000; (ii) 168 shares held by the spouse of R. Byron Driver, Senior Vice President of Operations of the Company; and (iii) 5,561 shares held by an irrevocable trust for the benefit of the children of Kevin J. Hafer, former President and Chief Executive Officer of Apex, of which Samuel F. Saracino, the Senior Vice President of Legal and Corporate Affairs of the Company, is trustee. Mr. Saracino disclaims beneficial ownership of all 5,561 shares held by the trust for Mr. Hafer's children.

NEW PLAN BENEFITS

    The following table sets forth the number of shares underlying options that will be granted under the 2000 Plan to (i) each of the executive officers named in the Summary Compensation Table; (ii) all executive officers as a group; (iii) all non-executive directors as a group; (iv) all employees other than executive officers as a group; and (v) any person or entity that will receive 5% or more of the shares reserved for issuance under the 2000 Plan. However, the Company cannot determine the number of shares underlying options that will be granted in the future. The table below sets forth the number of shares underlying options granted under the 2000 Plan by the Company's Board on September 18, 2000, subject to stockholder approval of the adoption of the 2000 Plan. The Board does not anticipate that any one person or entity will receive 5% or more of the shares reserved for issuance under the 2000 Plan, nor did the Board approve the grant of options representing 5% or more of the shares reserved for issuance under the 2000 Plan on September 18, 2000.

Name and Principal Position	2000 Stock Option Plan Number of Shares(1)
Stephen F. Thornton Chief Executive Officer	225,000
Doyle C. Weeks Executive Vice President of Group Operations & Business Development	200,000
C. David Perry Vice President of OEM Sales	0
Douglas E. Pritchett Senior Vice President of Finance	200,000
Gary R. Johnson Senior Vice President of Sales & Marketing	175,000
Executive Officers as a Group (11 persons)	1,700,000
Non-Executive Directors as a Group (3 persons)	80,000
Employees other than Executive Officers as a group	0

(1)
The amounts listed are the number of shares underlying the options granted by the Board on September 18, 2000, subject to stockholder approval of the adoption of the 2000 Plan. The dollar value of such shares is not determinable. The Board determined that the exercise price of such options will be the greater of (a) $52.438 per share (the closing sales price of the Company's Common Stock on September 18, 2000), or (b) $10.00 less than the closing sales price of the Company's Common Stock on the day on which the stockholders approve the adoption of the 2000 Plan. The closing sales price on the date of stockholder approval is not now determinable. If the closing price of the Company's Common Stock on the day on which the stockholders approve the adoption of the 2000 Plan is greater than $52.438 per share, the Company will be required to recognize a one-time noncash charge as compensation expense which will be amortized over a four year period. Based upon the formula described above, the total compensation expense will not exceed $17,000,000. Assuming that the closing price of the Company's Common Stock on the day on which the stockholders approve the adoption of the 2000 Plan is $62.438 per share or greater, the Company expects a negative effect to its earnings per share of approximately $0.02–$0.03 per quarter for the sixteen quarters beginning in 2001. The dollar value of shares issued pursuant to the exercise of options granted under the 2000 Plan in the future is also not determinable. Under the 2000 Plan, the plan Administrator generally will determine the exercise price of such shares based on the closing sales price of the Company's Common Stock on the date the options are granted. Until such future options are granted, the closing sales price on the date of grant cannot be determined.

    The Company cannot determine the number or dollar value of shares to be awarded employees under the 2000 ESPP. The 2000 ESPP permits certain employees employed by the Company on a given Enrollment Date, as defined in the 2000 ESPP, to subscribe to purchase shares of the Company's Common Stock. Under the 2000 ESPP, shares are not allocated to particular employees. Rather, a pool of shares is reserved under the 2000 ESPP for purchase by plan participants. The maximum number of shares a participant may purchase during a single Purchase Period, as defined in the 2000 ESPP, is 5,000 shares.

OTHER MATTERS

    The Company knows of no other matters to be submitted for consideration by the Stockholders at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed.

                      THE BOARD OF DIRECTORS

Huntsville, Alabama
November 6, 2000

AVOCENT CORPORATION
2000 STOCK OPTION PLAN

    1.  Purposes of the Plan.  The purposes of this 2000 Stock Option Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Employees, Directors and Consultants, and

  •
  to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

    2.  Definitions.  As used herein, the following definitions shall apply:

    (a)  "Administrator"  means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

    (b)  "Applicable Laws"  means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

    (c)  "Board"  means the Board of Directors of the Company.

    (d)  "Code"  means the Internal Revenue Code of 1986, as amended.

    (e)  "Committee"  means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

    (f)  "Common Stock"  means the common stock of the Company.

    (g)  "Company"  means Avocent Corporation, a Delaware corporation.

    (h)  "Consultant"  means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

    (i)  "Director"  means a member of the Board.

    (j)  "Disability"  means total and permanent disability as defined in Section 22(e)(3) of the Code.

    (k)  "Employee"  means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l)  "Exchange Act"  means the Securities Exchange Act of 1934, as amended.

    (m)  "Fair Market Value"  means, as of any date, the value of Common Stock determined as follows:

      (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

    (n)  "Incentive Stock Option"  means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o)  "Inside Director"  means a Director who is an Employee.

    (p)  "Nonstatutory Stock Option"  means an Option not intended to qualify as an Incentive Stock Option.

    (q)  "Notice of Grant"  means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

    (r)  "Officer"  means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s)  "Option"  means a stock option granted pursuant to the Plan.

    (t)  "Option Agreement"  means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (u)  "Optioned Stock"  means the Common Stock subject to an Option.

    (v)  "Optionee"  means the holder of an outstanding Option granted under the Plan.

    (w)  "Outside Director"  means a Director who is not an Employee.

    (x)  "Parent"  means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (y)  "Plan"  means this 2000 Stock Option Plan.

    (z)  "Rule 16b-3"  means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (aa) "Section 16(b)"  means Section 16(b) of the Exchange Act.

    (bb) "Service Provider"  means an Employee, Director or Consultant.

    (cc) "Share"  means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

    (dd) "Subsidiary"  means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is Six Million (6,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

    If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future

2

distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.

    (a)  Procedure.

      (i)  Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

      (ii)  Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      (iii)  Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv)  Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

    (b)  Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

      (i)  to determine the Fair Market Value;

      (ii)  to select the Service Providers to whom Options may be granted hereunder;

      (iii)  to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

      (iv)  to approve forms of agreement for use under the Plan;

      (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      (vi)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

      (vii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

      (viii)  to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

      (ix)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

3

      (x)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

      (xi)  to make all other determinations deemed necessary or advisable for administering the Plan.

    (c)  Effect of Administrator's Decision.  The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Shares issued under the Plan.

    5.  Eligibility.

    (a)  General.  Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    (b)  No Right to Continued Employment.  This Plan shall not confer upon any Optionee any right with respect to the continuation of his or her employment (or other relationship) with the Company (or any Parent or Subsidiary), nor shall it restrict, limit, or interfere in any way with the right of the Company (or any Parent or Subsidiary) to terminate the employment (or other) relationship of any Optionee at any time, with or without cause.

    6.  Limitations.

    (a)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b)  Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    (c)  The following limitations shall apply to grants of Options:

      (i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than Five Hundred Thousand (500,000) Shares.

      (ii)  In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional Five Hundred Thousand (500,000) Shares, which shall not count against the limit set forth in subsection (i) above.

      (iii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

    7.  Term of Plan.  Subject to Section 18 of the Plan, the Plan shall become effective upon its approval by the Company's stockholders. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent

4

or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.

    (a)  Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

      (i)  In the case of an Incentive Stock Option

        (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

        (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

    (b)  Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

    (c)  Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

      (i)  cash;

      (ii)  check;

      (iii)  promissory note;

      (iv)  other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

      (vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

      (vii)  any combination of the foregoing methods of payment; or

      (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

5

Notwithstanding the foregoing, the Administrator may permit an Option to be exercised by delivery of a full-recourse promissory note secured by the purchased shares. All other terms of such promissory note shall be determined by the Administrator in its sole discretion.

    10.  Exercise of Option.

    (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b)  Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (c)  Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d)  Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised following Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later

6

than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    11.  Limited Transferability of Options.  Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    12.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

    (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of unvested Shares, the number of Shares that may be added annually to the Plan pursuant to Section 3(i) and the number of shares of Common Stock covered by each outstanding Option as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

    (c)  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully

7

vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    13.  Date of Grant.  The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    14.  Amendment and Termination of the Plan.

    (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

    (b)  Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    (c)  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    15.  Conditions Upon Issuance of Shares.

    (a)  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b)  Investment Representations.  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17.  Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18.  Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

    19.  No Repricing.  Repricing of Options granted under the Plan is prohibited.

8

AVOCENT CORPORATION
2000 EMPLOYEE STOCK PURCHASE PLAN

    The following constitute the provisions of the 2000 Employee Stock Purchase Plan of Avocent Corporation.

    1.  Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  Definitions.

    (a)  "Board"  shall mean the Board of Directors of the Company or any committee thereof designated by the Board of Directors of the Company in accordance with Section 14 of the Plan.

    (b)  "Code"  shall mean the Internal Revenue Code of 1986, as amended.

    (c)  "Common Stock"  shall mean the common stock of the Company.

    (d)  "Company"  shall mean Avocent Corporation and any Designated Subsidiary of the Company.

    (e)  "Compensation"  shall mean all base straight time gross earnings, overtime, shift premiums, commissions, any bonus payments, and any other cash compensation.

    (f)  "Designated Subsidiary"  shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (g)  "Employee"  shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

    (h)  "Enrollment Date"  shall mean the first Trading Day of each Offering Period.

    (i)  "Exercise Date"  shall mean the first Trading Day on or after August 1st and February 1st of each year.

    (j)  "Fair Market Value"  shall mean, as of any date, the value of Common Stock determined as follows:

      (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

      (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

      (iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

    (k)  "Offering Periods"  shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after August 1st and February 1st of each year and terminating on the first Trading Day on or after the August 1st and February 1st Offering Period commencement date approximately twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after December 15th and ending on the first Trading Day on or after January 31, 2003. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

    (l)  "Plan"  shall mean this 2000 Employee Stock Purchase Plan.

    (m)  "Purchase Period"  shall mean the approximately six month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

    (n)  "Purchase Price"  shall mean eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

    (o)  "Reserves"  shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

    (p)  "Subsidiary"  shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

    (q)  "Trading Day"  shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3.  Eligibility.

    (a)  Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan. This Plan shall not confer upon any Employee any right with respect to the continuation of his or her employment with the Company or any Designed Subsidiary, nor shall it restrict, limit, or interfere in any way with the right of the Company or any Designated Subsidiary to terminate the employment relationship of any Employee at any time, with or without cause.

    (b)  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4.  Offering Periods.  The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after August 1st and February 1st each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after December 15th and ending on the first Trading Day on or after January 31, 2003. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

2

    5.  Participation.

    (a)  An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

    (b)  Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

    6.  Payroll Deductions.

    (a)  At the time a participant files his or her subscription agreement, he or she shall elect (i) to have payroll deductions made on each regular pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period and (ii) to have payroll deductions made from any bonuses received during the Offering Period in an amount not exceeding fifteen percent (15%) of the bonus Compensation which he or she receives on each bonus pay date during the Offering Period; provided, however, that should any regular or bonus pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be.

    (b)  All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

    (c)  A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Company may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

    (d)  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

    (e)  At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    7.  Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such

3

Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than five thousand (5,000) shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

    8.  Exercise of Option.

    (a)  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

    (b)  If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

    9.  Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

    10.  Withdrawal.

    (a)  A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

4

    (b)  A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

    11.  Termination of Employment.

    Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

    12.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

    13.  Stock.

    (a)  Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One and One-Half Million (1,500,000) shares.

    (b)  The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

    (c)  Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    14.  Administration.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

    15.  Designation of Beneficiary.

    (a)  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

    (b)  Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    16.  Transferability.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred,

5

pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    17.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18.  Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

    (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the Reserves (including the number of shares automatically added annually to the Plan pursuant to Section 13(a)(i)), the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    (c)  Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

6

    20.  Amendment or Termination.

    (a)  The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

    (b)  Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    (c)  In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

      (i)  altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

      (ii)  shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action;

      (iii)  allocating shares; and

      (iv)  providing participants with a pro-rata refund of payroll deduction contributions equal to the amount paid for shares in excess of the Plan limitation on Common Stock available for sale, as set forth in Section 13(a) herein.

    Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

    21.  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only

7

for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23.  Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

    24.  Automatic Transfer to Low Price Offering Period.  To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

8

PROXY

This Proxy is solicited on behalf of the Board of Directors of
AVOCENT CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
December 6, 2000

    The undersigned stockholder of AVOCENT CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 6, 2000, and hereby appoints Stephen F. Thornton, Samuel F. Saracino and Douglas E. Pritchett and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of AVOCENT CORPORATION to be held on Wednesday, December 6, 2000, at 10:00 a.m., local time, at the Huntsville Marriott located at Five Tranquility Base, Huntsville, Alabama 35805, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(Continued, and to be marked, dated and signed, on the other side)

- FOLD AND DETACH HERE -

Please mark your votes as indicated in this example	/x/
		FOR	AGAINST	ABSTAIN
1.	PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN AND THE RESERVATION OF SIX MILLION (6,000,000) SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.	/ /	/ /	/ /
2.	PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.	/ /	/ /	/ /
and, in their discretion, upon such other matter or matters which may properly come before the Special Meeting and any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING.
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed postage-prepaid envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature(s)	Dated	, 2000

Print Name(s)	Dated	, 2000

- FOLD AND DETACH HERE -

QuickLinks

PROPOSAL ONE APPROVAL OF THE 2000 STOCK OPTION PLAN
PROPOSAL TWO APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION OF DIRECTORS
EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT
NEW PLAN BENEFITS
OTHER MATTERS
AVOCENT CORPORATION 2000 STOCK OPTION PLAN
AVOCENT CORPORATION 2000 EMPLOYEE STOCK PURCHASE PLAN